                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                         ------------------------------


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported):
                       AUGUST 14, 2002 (AUGUST 14, 2002)


                         ------------------------------


                      ORTHODONTIC CENTERS OF AMERICA, INC.
             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)


         001-13457                                         72-1278948
  (Commission File Number)                  (I.R.S. Employer Identification No.)


    3850 N. CAUSEWAY BOULEVARD, SUITE 800
             METAIRIE, LOUISIANA                             70002
   (Address of Principal Executive Offices)                (Zip Code)


                                 (504) 834-4392
              (Registrant's Telephone Number, including Area Code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

================================================================================



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ITEM 9.  REGULATION FD DISCLOSURE.

         On August 14, 2002, Orthodontic Centers of America, Inc. (the "Registrant") filed with the Securities and Exchange Commission its quarterly report on Form 10-Q for the quarter ended June 30, 2002 (the "Report"). Accompanying the Report were certifications of the Registrant's Chief Executive Officer and Chief Financial Officer provided to comply with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Copies of these certifications are attached as exhibits to this report.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      EXHIBITS.

  Exhibit No.   Description

     99.1 Certification of the Chief Executive Officer of Orthodontic Centers of America, Inc. Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

     99.2 Certification of the Chief Financial Officer of Orthodontic Centers of America, Inc. Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ORTHODONTIC CENTERS OF AMERICA, INC.


                                       By:  /s/ Bartholomew F. Palmisano, Sr.
                                            ------------------------------------
                                            Bartholomew F. Palmisano, Sr.
                                            Chairman of the Board, President and
                                            Chief Executive Officer


Date:    August 14, 2002



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                                 EXHIBIT INDEX

  Exhibit No.   Description
  -----------   -----------
     99.1       Certification of the Chief Executive Officer of Orthodontic
                Centers of America, Inc. Pursuant to 18 U.S.C. Section 1350, as
                Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of
                2002

     99.2       Certification of the Chief Financial Officer of Orthodontic
                Centers of America, Inc. Pursuant to 18 U.S.C. Section 1350, as
                Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of
                2002